Exhibit 99.1

CULP ANNOUNCES RESULTS FOR THIRD QUARTER FISCAL 2025, HIGHLIGHTED

BY CONTINUED IMPROVEMENT IN MATTRESS FABRICS OPERATING

PERFORMANCE AND EXECUTION ON RESTRUCTURING INITIATIVES

HIGH POINT, N.C. (March 5, 2025) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP” or the "company") today reported financial and operating results for the third quarter ended January 26, 2025.

Fiscal 2025 Third Quarter Financial Highlights

▪
Consolidated net sales of $52.3 million

- Down 6.1 percent compared sequentially to last quarter, with mattress fabrics sales down

4.8 percent and upholstery fabrics sales down 7.8 percent

▪
Continued improvement in mattress fabrics operating performance, with a 58.3 percent sequential reduction in operating loss on lower sales (following a 70.7 percent sequential reduction last quarter)

▪
Continued profitability in upholstery fabrics segment in extremely challenging industry environment

▪
GAAP consolidated loss from operations of $(3.9) million (includes $2.3 million in restructuring expense and related charges)

- Non-GAAP loss from operations of $(1.6) million (see reconciliation table on page 15)

- Sequential reduction in consolidated operating loss despite lower sales, driven primarily by positive impact of mattress fabrics restructuring, including improved operating efficiencies,

lower fixed costs, and lower SG&A

▪
Net loss of $(4.1) million, improved sequentially from a net loss of $(5.6) million last quarter

▪
Adjusted EBITDA for the period was close to break even at negative $(123,000), a sequential improvement of approximately $1.1 million with $3.4 million less in sales as compared to last quarter (see reconciliation table on page 19)

▪
Current mattress fabrics restructuring initiatives substantially completed in January; also entered into a conditional agreement for the sale of the Canadian real estate, contingent on the satisfaction of due diligence and closing conditions

- Currently expect to receive approximately $6.0 million to $8.0 million in cash proceeds (net of all taxes and commissions) from the real estate sale

▪
$5.3 million in cash, $5.4 million in outstanding borrowings used to fund worldwide working capital and restructuring initiatives

Commenting on CULP's third quarter performance, Iv Culp, President and Chief Executive Officer, said, “Despite continued macro industry weakness, we achieved further sequential improvement in our operating results for the quarter, driven largely by the positive effects of our mattress fabrics restructuring activity. We also continue to see increasing potential to grow our market share, particularly with new business opportunities for mattress fabrics and sewn mattress covers. We remain very confident in the future of our two business segments, especially considering the competitive advantages generated from a more streamlined cost structure with an agile manufacturing and sourcing platform and our market-leading design and innovation capabilities, ultimately supported by an eventual market recovery.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

"Our mattress fabrics segment continued to reduce its operating loss, building on the prior quarter improvement, and we also achieved near break-even consolidated adjusted EBITDA for the quarter, even with lower sequential sales. We are pleased that our restructuring initiatives within the mattress fabrics segment are mostly finished. The team has worked hard to execute on our plans and they are beginning to generate the savings and efficiency improvements we anticipated.

"Additionally, we entered into an agreement for the sale of our Canadian mattress fabrics facility during the quarter, and we are working to close this transaction in the upcoming months. Assuming completion, we intend to use the cash proceeds to pay off outstanding borrowings and further bolster our liquidity.

"Our consolidated sales for the third quarter were down sequentially, largely due to ongoing weakness in the home furnishings industry and, as expected, specific pressure on residential upholstery fabric sales that was exacerbated by some unique inventory adjustments from a large customer. Sales were also pressured in both segments by fewer shipping days due to holiday closures and weather-related disruptions during the quarter. However, we noted stronger demand in our upholstery fabrics hospitality/contract business, with both year-over-year and sequential increases in sales for the third quarter. Despite the tough residential demand environment, we remain pleased with this segment's continuing profitability, supported by our asset-light and flexible global platform.

"Looking ahead at the various and ongoing macro-economic headwinds, including increasing tariff uncertainty, as well as industry consolidation, we believe we are well positioned in both businesses with strong customer relationships and a variety of agile manufacturing and sourcing options. We are confident that our actions to optimize the cost platform in our mattress fabrics segment will enable us to return to profitability post-restructuring, even at currently depressed demand levels.

"Moreover, we took new and additional cost saving actions in the third quarter related to labor and professional fees that we expect will generate annual savings of approximately $1.0 million. We are also targeting further strategic actions to synergize and create more cost and operating efficiencies across our businesses going forward. Our management team continues to diligently focus on controlling what we can control and taking the critical steps to position our business for profitability as we head into fiscal 2026," added Culp.

Restructuring Update

The restructuring plan announced on May 1, 2024, primarily focused on the company's mattress fabrics segment, was substantially complete as of the end of the third quarter. The company still expects to generate $10.0 - $11.0 million in annualized savings and operating improvements following the restructuring, with most of the benefits beginning to be realized during the fourth quarter of fiscal 2025.

Based on completed restructuring activities, along with remaining restructuring estimates primarily related to limited ongoing building maintenance in Canada, the company now expects to incur total restructuring and restructuring-related costs and charges of $8.5 million in fiscal 2025, of which $5.3 million is now expected to be cash expenditures. The company still expects to fund close to $1.8 million of the cash costs with proceeds from the sale of excess manufacturing equipment and proceeds from a building lease termination in Haiti.

These restructuring and restructuring-related costs and charges exclude any gain on the sale of owned real estate in Canada, the amount and precise timing of which is currently unknown, which would ultimately reduce the total amount of charges incurred. The company has entered into a conditional agreement for the sale of the Canadian real estate, contingent on the satisfaction of certain due diligence and closing conditions. Assuming completion of the transaction, the company currently anticipates receiving approximately $6.0 to $8.0 million in cash proceeds (net of all taxes and commissions).

Third Quarter Fiscal 2025 Results versus Third Quarter Fiscal 2024 Results

▪
Net sales were $52.3 million, down 13.5 percent compared with the prior-year period, with mattress fabrics sales down 4.6 percent and upholstery fabrics sales down 22.4 percent.
▪
Loss from operations was $(3.9) million (which included $2.3 million in restructuring expense and related charges during the period), compared with a loss from operations of $(1.7) million

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

for the prior-year period (which included $111,000 in restructuring and related credits during the period).
▪
Adjusted loss from operations was $(1.6) million, compared with an adjusted loss from operations of $(1.9) million for the prior-year period. (See reconciliation table on page 15). Adjusted operating performance as compared to the third quarter of fiscal 2024 was supported by improved operating efficiencies resulting from the mattress fabrics segment's restructuring initiatives, lower fixed costs, and lower SG&A.
▪
Net loss was $(4.1) million, or $(0.33) per diluted share, compared with a net loss of $(3.2) million, or $(0.26) per diluted share, for the prior-year period. The effective tax rate for the third quarter was negative (12.1) percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.

Business Segment Highlights

Mattress Fabrics Segment (“CHF”)

▪
Sales for this segment were $28.6 million for the third quarter, down 4.6 percent compared with sales of $30.0 million in the third quarter of fiscal 2024. Sequentially, sales were down 4.8 percent compared with sales of $30.1 million for the second quarter of fiscal 2025.

▪
While year-over-year sales were pressured by ongoing weakness in the domestic mattress industry, the company believes CHF is outperforming the industry average and is growing its market position through investments in manufacturing platform flexibility, product diversification, and design innovation. Sequentially, sales were negatively affected by fewer billing days due to holiday closures and weather events during the third quarter that did not affect the second quarter.

▪
Operating loss was $(433,000) for the third quarter, compared to an operating loss of $(1.6) million in the prior-year period and compared to an operating loss of $(1.0) million for the second quarter of fiscal 2025. The improvement in operating performance for the quarter, as compared to both the prior-year and sequential periods, was driven by the impacts of CHF's restructuring initiatives, including improved operating efficiencies and lower fixed costs.

Upholstery Fabrics Segment (“CUF”)

▪
Sales for this segment were $23.6 million for the third quarter, down 22.3 percent compared with sales of $30.4 million in the third quarter of fiscal 2024. Sequentially, sales were down 7.8 percent compared with sales of $25.6 million for the second quarter of fiscal 2025.

▪
Sales for CUF's residential fabrics business were lower than the prior-year period and lower sequentially. As expected, year-over-year and sequential sales were pressured by lower orders from a significant customer to adjust its inventory to align with soft industry demand. Year-over-year sales were also pressured by demand weakness in the home furnishings industry and weather-related disruptions.

▪
Sales for CUF's hospitality/contract business (including Read Window) were significantly higher compared to the prior-year period and slightly higher sequentially. Sales from CUF’s hospitality/contract business accounted for approximately 40 percent of CUF's total sales during the third quarter.

▪
Operating income was $679,000 for the third quarter, compared to operating income of $2.1 million for the third quarter of fiscal 2024 and compared to operating income of $615,000 for the second quarter of fiscal 2025. Operating performance for the third quarter of fiscal 2025, as compared to the prior-year period, was affected by lower sales, partially offset by lower fixed costs, lower SG&A, and a more favorable foreign currency exchange rate associated with CUF's operations in China.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

Balance Sheet, Cash Flow, and Liquidity

▪
As of January 26, 2025, the company reported $5.3 million in total cash and $5.4 million in outstanding debt under its China credit facilities. The outstanding debt was primarily used in connection with restructuring activities, the timing of the Chinese new year holiday, and to fund worldwide working capital.

▪
Cash flow from operations and free cash flow were negative $(9.4) million and negative $(10.1) million, respectively, for the first nine months of fiscal 2025. (See reconciliation table on page 12 of this press release.) The company’s cash flow from operations and free cash flow during the first nine months of fiscal 2025 were primarily affected by operating losses, including $4.2 million in non-recurring cash restructuring charges, and, with respect to free cash flow, planned strategic investments in capital expenditures mostly related to the mattress fabrics segment, partially offset by lower working capital.

▪
Capital expenditures for the first nine months of fiscal 2025 were $2.4 million, down from $3.2 million for the first nine months of fiscal 2024. The company continues to strategically manage capital investments, focusing on projects that will increase efficiency and improve quality, especially for the mattress fabrics segment.

▪
As of January 26, 2025, the company had approximately $28.5 million in liquidity consisting of $5.3 million in cash and $23.2 million in borrowing availability under the company's domestic credit facility.

▪
The company intends to continue utilizing some borrowings under its domestic and foreign credit facilities during fiscal 2025 in connection with its restructuring activities and to fund worldwide working capital to grow the business. Assuming completion of the sale of the company's Canadian real estate, the company intends to use the expected $6.0 million to $8.0 million in cash proceeds to retire outstanding borrowings.

Financial Outlook

▪
Due to macro-economic and increasing tariff uncertainty, the company expects continued industry sales pressure and is only providing limited financial guidance at this time.

- Consolidated net sales for the fourth quarter expected to show some growth year-over-year

(and expected to remain flat sequentially), with an expected increase in the mattress fabrics segment, offset by ongoing pressure on residential upholstery fabric sales due to weak industry demand and impact from the timing of the Chinese new year holiday (which this year falls entirely in the fourth quarter).

- Currently expect continued sequential improvement in adjusted EBITDA (excluding restructuring and related charges), with further improvement in mattress fabrics profitability in the fourth quarter; and a foundation for a return to consolidated operating income in fiscal 2026.

▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends, the projected impact of restructuring actions, and ongoing market headwinds. The company's expectations also assume no further meaningful impacts from tariffs and trade negotiations.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fiscal 2025 third quarter on Thursday, March 6, 2025, at 9:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on March 6, 2025.

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer:

(336) 881-5630

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

krbowling@culp.com

About the Company

Culp, Inc. is one of the largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture in North America. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, demand for home furnishings products, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currency in China can have a negative impact on our sales of products produced there. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this release as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this release are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE THREE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	January 26,	January 28,	% Over	January 26,	January 28,
	2025	2024	(Under)	2025	2024
Net sales	$52,253	$60,418	(13.5)%	100.0%	100.0%
Cost of sales (1)	(45,906)	(52,715)	(12.9)%	87.9%	87.3%
Gross profit	6,347	7,703	(17.6)%	12.1%	12.7%
Selling, general and administrative expenses	(8,579)	(9,493)	(9.6)%	16.4%	15.7%
Restructuring (expense) credit (2)	(1,655)	50	N.M	3.2%	(0.1)%
Loss from operations	(3,887)	(1,740)	123.4%	(7.4)%	(2.9)%
Interest expense	(63)	—	100.0%	0.1%	—
Interest income	255	284	(10.2)%	0.5%	0.5%
Other income (expense)	15	(705)	(102.1)%	0.0%	(1.2)%
Loss before income taxes	(3,680)	(2,161)	70.3%	(7.0)%	(3.6)%
Income tax expense (3)	(446)	(1,027)	(56.6)%	(12.1)%	(47.5)%
Net loss	$(4,126)	$(3,188)	29.4%	(7.9)%	(5.3)%

Net loss per share - basic	$(0.33)	$(0.26)	26.9%
Net loss per share - diluted	$(0.33)	$(0.26)	26.9%
Average shares outstanding-basic	12,559	12,470	0.7%
Average shares outstanding-diluted	12,559	12,470	0.7%

Notes

(1) See page 15 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending January 26, 2025, and January 28, 2024.

(2) See page 17 for a Summary of Restructuring Expense (Credit) for the three months ending January 26, 2025, and January 28, 2024.

(3) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	January 26,	January 28,	% Over	January 26,	January 28,
	2025	2024	(Under)	2025	2024
Net sales	$164,464	$175,804	(6.5)%	100.0%	100.0%
Cost of sales (1)	(147,050)	(153,067)	(3.9)%	89.4%	87.1%
Gross profit	17,414	22,737	(23.4)%	10.6%	12.9%
Selling, general and administrative expenses	(27,235)	(29,366)	(7.3)%	16.6%	16.7%
Restructuring expense (2)	(6,317)	(432)	N.M.	3.8%	0.2%
Loss from operations	(16,138)	(7,061)	128.6%	(9.8)%	(4.0)%
Interest expense	(121)	—	100.0%	0.1%	—
Interest income	761	911	(16.5)%	0.5%	0.5%
Other expense	(898)	(560)	60.4%	0.5%	0.3%
Loss before income taxes	(16,396)	(6,710)	144.4%	(10.0)%	(3.8)%
Income tax expense (3)	(635)	(2,244)	(71.7)%	(3.9)%	(33.4)%
Net loss	$(17,031)	$(8,954)	90.2%	(10.4)%	(5.1)%

Net loss per share - basic	$(1.36)	$(0.72)	88.9%
Net loss per share - diluted	$(1.36)	$(0.72)	88.9%
Average shares outstanding-basic	12,514	12,419	0.8%
Average shares outstanding-diluted	12,514	12,419	0.8%

Notes

(1) See page 16 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the nine months ending January 26, 2025, and January 28, 2024.

(2) See page 18 for a Summary of Restructuring Expense (Credit) for the nine months ending January 26, 2025, and January 28, 2024.

(3) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CONSOLIDATED BALANCE SHEETS

JANUARY 26, 2025, JANUARY 28, 2024, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	January 26,	January 28,	Increase (Decrease)		* April 28,
	2025	2024	Dollars	Percent	2024
Current assets
Cash and cash equivalents	$5,279	$12,585	(7,306)	(58.1)%	$10,012
Short-term investments - rabbi trust	1,753	937	816	87.1%	903
Accounts receivable, net	23,159	23,686	(527)	(2.2)%	21,138
Inventories	48,599	46,877	1,722	3.7%	44,843
Short-term notes receivable	526	260	266	102.3%	264
Current income taxes receivable	1,137	476	661	138.9%	350
Assets held for sale	2,214	—	2,214	100.0%	—
Other current assets	2,619	4,237	(1,618)	(38.2)%	3,371
Total current assets	85,286	89,058	(3,772)	(4.2)%	80,881

Property, plant & equipment, net	25,939	34,021	(8,082)	(23.8)%	33,182
Right of use assets	6,103	6,952	(849)	(12.2)%	6,203
Intangible assets	1,594	1,970	(376)	(19.1)%	1,876
Long-term investments - rabbi trust	6,250	7,083	(833)	(11.8)%	7,102
Long-term notes receivable	1,254	1,530	(276)	(18.0)%	1,462
Deferred income taxes	490	531	(41)	(7.7)%	518
Other assets	639	853	(214)	(25.1)%	830
Total assets	$127,555	$141,998	(14,443)	(10.2)%	$132,054

Current liabilities
Lines of credit	5,384	—	5,384	100.0%	—
Accounts payable - trade	32,717	29,793	2,924	9.8%	25,607
Accounts payable - capital expenditures	439	19	420	N.M.	343
Operating lease liability - current	2,025	2,524	(499)	(19.8)%	2,061
Deferred compensation - current	1,753	937	816	87.1%	903
Deferred revenue	697	1,798	(1,101)	(61.2)%	1,495
Accrued expenses	6,079	7,300	(1,221)	(16.7)%	6,726
Accrued restructuring	723	—	723	100.0%	—
Income taxes payable - current	828	1,070	(242)	(22.6)%	972
Total current liabilities	50,645	43,441	7,204	16.6%	38,107

Operating lease liability - long-term	3,127	2,656	471	17.7%	2,422
Income taxes payable - long-term	1,400	2,072	(672)	(32.4)%	2,088
Deferred income taxes	6,582	6,177	405	6.6%	6,379
Deferred compensation - long-term	6,151	6,856	(705)	(10.3)%	6,929
Total liabilities	67,905	61,202	6,703	11.0%	55,925
Shareholders' equity	59,650	80,796	(21,146)	(26.2)%	76,129
Total liabilities and shareholders' equity	$127,555	$141,998	(14,443)	(10.2)%	$132,054
Shares outstanding	12,559	12,470	89	0.7%	12,470

* Derived from audited financial statements.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

SUMMARY OF CASH AND DEBT

JANUARY 26, 2025, JANUARY 28, 2024, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	January 26,	January 28,	April 28,
	2025	2024	2024*
Cash:
Cash and cash equivalents	$5,279	$12,585	$10,012
Less Debt:
Lines of credit	5,384	—	—
Net (debt) cash position	$(105)	$12,585	$10,012

* Derived from audited financial statements.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts
	January 26,	January 28,
	2025	2024
Cash flows from operating activities:
Net loss	$(17,031)	$(8,954)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,288	4,897
Non-cash inventory credit	(1,022)	(1,978)
Amortization	301	291
Stock-based compensation	522	747
Deferred income taxes	231	172
Gain on sale of equipment	(27)	(284)
Non-cash restructuring expense	2,143	330
Foreign currency exchange gain	(97)	(347)
Changes in assets and liabilities:
Accounts receivable	(2,029)	1,040
Inventories	(2,730)	—
Other current assets	737	(1,190)
Other assets	98	(107)
Accounts payable - trade	7,184	963
Deferred revenue	(798)	606
Accrued restructuring	753	—
Accrued expenses and deferred compensation	(335)	(1,437)
Income taxes	(1,613)	(719)
Net cash used in operating activities	(9,425)	(5,970)
Cash flows from investing activities:
Capital expenditures	(2,440)	(3,249)
Proceeds from the sale of equipment	1,450	363
Proceeds from note receivable	270	240
Proceeds from the sale of investments (rabbi trust)	699	1,224
Purchase of investments (rabbi trust)	(599)	(704)
Net cash used in investing activities	(620)	(2,126)
Cash flows from financing activities:
Proceeds from lines of credit	7,898	—
Payments on lines of credit	(2,500)	—
Common stock surrendered for withholding taxes payable	(68)	(146)
Net cash provided by (used in) financing activities	5,330	(146)
Effect of foreign currency exchange rate changes on cash and cash equivalents	(18)	(137)
Decrease in cash and cash equivalents	(4,733)	(8,379)
Cash and cash equivalents at beginning of year	10,012	20,964
Cash and cash equivalents at end of period	$5,279	$12,585
Free Cash Flow (1)	$(10,063)	$(8,233)

(1) See next page for Reconciliation of Free Cash Flow for the nine months ending January 26, 2025, and January 28, 2024.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts
	January 26,	January 28,
	2025	2024
A) Net cash used in operating activities	$(9,425)	$(5,970)
B) Minus: Capital expenditures	(2,440)	(3,249)
C) Plus: Proceeds from the sale of equipment	1,450	363
D) Plus: Proceeds from note receivable	270	240
E) Plus: Proceeds from the sale of investments (rabbi trust)	699	1,224
F) Minus: Purchase of investments (rabbi trust)	(599)	(704)
G) Effects of foreign currency exchange rate changes on cash and cash equivalents	(18)	(137)
Free Cash Flow	$(10,063)	$(8,233)

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	January 26,	January 28,	% Over	January 26,	January 28,
Net Sales by Segment	2025	2024	(Under)	2025	2024
Mattress Fabrics	$28,642	$30,021	(4.6)%	54.8%	49.7%
Upholstery Fabrics	23,611	30,397	(22.3)%	45.2%	50.3%
Net Sales	$52,253	$60,418	(13.5)%	100.0%	100.0%

Gross Profit				Gross Margin
Mattress Fabrics	$2,743	$1,520	80.5%	9.6%	5.1%
Upholstery Fabrics	4,228	6,122	(30.9)%	17.9%	20.1%
Total Segment Gross Profit	6,971	7,642	(8.8)%	13.3%	12.6%
Restructuring Related (Charge) Credit (1)	(624)	61	(1123.0)%	(1.2)%	0.1%
Gross Profit	$6,347	$7,703	(17.6)%	12.1%	12.7%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,176	$3,102	2.4%	11.1%	10.3%
Upholstery Fabrics	3,549	4,030	(11.9)%	15.0%	13.3%
Unallocated Corporate Expenses	1,854	2,361	(21.5)%	3.5%	3.9%
Selling, General and Administrative Expenses	$8,579	$9,493	(9.6)%	16.4%	15.7%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(433)	$(1,582)	(72.6)%	(1.5)%	(5.3)%
Upholstery Fabrics	$679	$2,092	(67.5)%	2.9%	6.9%
Unallocated Corporate Expenses	$(1,854)	$(2,361)	(21.5)%	(3.5)%	(3.9)%
Total Segment Loss from Operations	(1,608)	(1,851)	(13.1)%	(3.1)%	(3.1)%
Restructuring Related (Charge) Credit (1)	(624)	61	N.M	(1.2)%	0.1%
Restructuring (Expense) Credit (2)	(1,655)	50	N.M	(3.2)%	0.1%
Loss from Operations	$(3,887)	$(1,740)	123.4%	(7.4)%	(2.9)%

Depreciation Expense by Segment
Mattress Fabrics	$1,082	$1,492	(27.5)%
Upholstery Fabrics	131	154	(14.9)%
Depreciation Expense	$1,213	$1,646	(26.3)%

Notes

(1) See page 15 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending January 26, 2025, and January 28, 2024.

(2) See page 17 for a Summary of Restructuring Expense (Credit) for the three months ending January 26, 2025, and January 28, 2024.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts			Percent of Total Sales
	January 26,	January 28,	% Over	January 26,	January 28,
Net Sales by Segment	2025	2024	(Under)	2025	2024
Mattress Fabrics	$86,792	$90,619	(4.2)%	52.8%	51.5%
Upholstery Fabrics	77,672	85,185	(8.8)%	47.2%	48.5%
Net Sales	$164,464	$175,804	(6.5)%	100.0%	100.0%

Gross Profit:				Gross Margin
Mattress Fabrics	$4,862	$5,997	(18.9)%	5.6%	6.6%
Upholstery Fabrics	14,061	16,780	(16.2)%	18.1%	19.7%
Total Segment Gross Profit	18,923	22,777	(16.9)%	11.5%	13.0%
Restructuring Related Charge (1)	(1,509)	(40)	N.M.	(0.9)%	(0.0)%
Gross Profit	$17,414	$22,737	(23.4)%	10.6%	12.9%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$9,880	$9,913	(0.3)%	11.4%	10.9%
Upholstery Fabrics	11,056	11,969	(7.6)%	14.2%	14.1%
Unallocated Corporate Expenses	6,299	7,484	(15.8)%	3.8%	4.3%
Selling, General and Administrative Expenses	$27,235	$29,366	(7.3)%	16.6%	16.7%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(5,018)	$(3,916)	28.1%	(5.8)%	(4.3)%
Upholstery Fabrics	$3,005	4,811	(37.5)%	3.9%	5.6%
Unallocated Corporate Expenses	$(6,299)	(7,484)	(15.8)%	(3.8)%	(4.3)%
Total Segment Loss from Operations	(8,312)	(6,589)	26.1%	(5.1)%	(3.7)%
Restructuring Related Charge (1)	(1,509)	(40)	N.M.	(0.9)%	(0.0)%
Restructuring Expense (2)	(6,317)	(432)	N.M.	(3.8)%	(0.2)%
Loss from Operations	$(16,138)	$(7,061)	128.6%	(9.8)%	(4.0)%

Return on Capital Employed (ttm) (3)
Mattress Fabrics	(13.7)%	(10.1)%	35.6%
Upholstery Fabrics	50.7%	58.9%	(13.9)%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(17.5)%	(13.5)%	29.6%
Capital Employed (3)
Mattress Fabrics	$50,540	$67,338	(24.9)%
Upholstery Fabrics	12,616	5,884	114.4%
Unallocated Corporate	4,406	3,074	43.3%
Consolidated	$67,562	$76,296	(11.4)%

Depreciation Expense by Segment
Mattress Fabrics (4)	$5,166	$4,422	16.8%
Upholstery Fabrics	464	475	(2.3)%
Depreciation Expense	$5,630	$4,897	15.0%

Notes

(1) See page 16 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the nine months ending January 26, 2025, and January 28, 2024.

(2) See page 18 for a Summary of Restructuring Expense (Credit) for the nine months ending January 26, 2025, and January 28, 2024.

(3) See pages 20 through 23 for calculation of Return on Capital Employed by Segment for the trailing twelve months ending January 26, 2025, and January 28, 2024, and a reconciliation to information from our U.S. GAAP financial statements. The capital employed balances are as of January 26, 2025, and January 28, 2024.

(4) During the nine-month period ending January 26, 2025, depreciation expense for the mattress fabrics segment included additional depreciation expense related to the shortening of useful lives of equipment associated with the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada. The amount of additional depreciation expense totaling $1.3 million was classified as restructuring expense in our Consolidated Statements of Net Loss.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE THREE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	January 26,		January 26,
	2025	Adjustments	2025

Net sales	$52,253	—	$52,253
Cost of sales (1)	(45,906)	624	(45,282)
Gross profit	6,347	624	6,971
Selling, general and administrative expenses	(8,579)	—	(8,579)
Restructuring expense (2)	(1,655)	1,655	—
Loss from operations	$(3,887)	2,279	$(1,608)

Notes

(1) During the three months ending January 26, 2025, cost of sales included restructuring related charges totaling $624,000 for losses on the disposal, valuation, and markdowns of inventory related to the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada.

(2) See page 17 for a Summary of Restructuring Expense (Credit) for the three months ending January 26, 2025.

	As Reported		Adjusted Results
	January 28,		January 28,
	2024	Adjustments	2024

Net sales	$60,418	—	$60,418
Cost of sales (1)	(52,715)	(61)	(52,776)
Gross profit	7,703	(61)	7,642
Selling, general and administrative expenses	(9,493)	—	(9,493)
Restructuring credit (2)	50	(50)	—
Loss from operations	$(1,740)	(111)	$(1,851)

Notes

(1) During the three months ending January 28, 2024, cost of sales included a restructuring related credit totaling $61,000 for a gain on disposal of inventory related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) See page 17 for a Summary of Restructuring Expense (Credit) for the three months ending January 28, 2024.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	January 26,		January 26,
	2025	Adjustments	2025

Net sales	$164,464	—	$164,464
Cost of sales (1)	(147,050)	1,509	(145,541)
Gross profit	17,414	1,509	18,923
Selling, general and administrative expenses	(27,235)	—	(27,235)
Restructuring expense (2)	(6,317)	6,317	—
Loss from operations	$(16,138)	7,826	$(8,312)

Notes

(1) During the nine months ending January 26, 2025, cost of sales included restructuring related charges totaling $1.5 million for losses on the disposal, valuation, and markdowns of inventory related to the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada.

(2) See page 18 for a Summary of Restructuring Expense (Credit) for the nine months ending January 26, 2025.

	As Reported		Adjusted Results
	January 28,		January 28,
	2024	Adjustments	2024

Net sales	$175,804	—	$175,804
Cost of sales (1)	(153,067)	40	(153,027)
Gross profit	22,737	40	22,777
Selling, general and administrative expenses	(29,366)	—	(29,366)
Restructuring expense (2)	(432)	432	—
Loss from operations	$(7,061)	472	$(6,589)

Notes

(1) During the nine months ending January 28, 2024, cost of sales included restructuring related charges totaling $40,000 for markdowns of inventory related to discontinuing production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) See page 18 for a Summary of Restructuring Expense (Credit) for the nine months ending January 28, 2024.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

SUMMARY OF RESTRUCTURING EXPENSE (CREDIT)

FOR THE THREE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

The following summarizes restructuring expense (credit) for three-month period ending January 26, 2025:

	Upholstery	Mattress
Description	Fabrics	Fabrics	Total
Employee termination benefits	$—	$176	$176
Impairment charges related to fixed assets	—	25	25
Gain on the sale of equipment	—	(58)	(58)
Facility consolidation and relocation expenses	8	962	970
Cost incurred to ready a closed facility for sale	—	413	413
Other associated costs	—	129	129
Total restructuring expense (1)	$8	$1,647	$1,655

(1) During the three months ending January 26, 2025, restructuring expense of $1.7 million represents costs associated with (i) consolidating the company's North American mattress fabrics operations, including the gradual discontinuation of operations at the mattress fabrics manufacturing facility located in Quebec, Canada, and moving a portion of the knitting and finishing capacity from the company's manufacturing facility located in Quebec, Canada to the company's U.S. manufacturing facility located in Stokesdale, NC; (ii) consolidating two leased facilities related to the sewn mattress cover operation located in Ouanaminthe, Haiti, into one facility and reducing other operating expenses at this location; and (iii) moving equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.

The following summarizes restructuring expense (credit) for three-month period ending January 28, 2024:

Upholstery
Description	Fabrics
Gain on the disposal of equipment	(50)
Total restructuring credit (1)	$(50)

(1) During the three months ending January 28, 2024, the restructuring credit of $50,000 represents gains on the sale of equipment associated with the discontinuance production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

SUMMARY OF RESTRUCTURING EXPENSE (CREDIT)

FOR THE NINE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

The following summarizes restructuring expense (credit) for nine-month period ending January 26, 2025:

	Upholstery	Mattress
Description	Fabrics	Fabrics	Total
Employee termination benefits	$102	$1,326	$1,428
Accelerated depreciation	—	1,339	1,339
Impairment charges related to fixed assets	—	131	131
Gain on the sale of equipment	—	(173)	(173)
Lease termination costs	—	849	849
Facility consolidation and relocation expenses	53	2,063	2,116
Cost incurred to ready a closed facility for sale	—	428	428
Other associated costs	14	185	199
Total restructuring expense (1)	$169	$6,148	$6,317

(1) During the nine months ending January 26, 2025, restructuring expense of $6.3 million represents costs associated with (i) consolidating the company's North American mattress fabrics operations, including the gradual discontinuation of operations at the mattress fabrics manufacturing facility located in Quebec, Canada, and moving a portion of the knitting and finishing capacity from the company's manufacturing facility located in Quebec, Canada to the company's U.S. manufacturing facility located in Stokesdale, NC; (ii) consolidating two leased facilities related to the sewn mattress cover operation located in Ouanaminthe, Haiti, into one facility and reducing other operating expenses at this location; and (iii) moving equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.

The following summarizes restructuring expense (credit) for nine-month period ending January 28, 2024:

Upholstery
Description	Fabrics
Employee termination benefits	$103
Impairment charges related to equipment	329
Total restructuring expense (1)	$432

(1) During the nine months ending January 28, 2024, restructuring expense of $432,000 represents costs related to the discontinuance of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	April 28,	July 28,	October 27,	January 26,	January 26,
	2024	2024	2024	2025	2025
Net loss	$(4,865)	$(7,261)	$(5,644)	$(4,126)	$(21,896)
Income tax expense (benefit)	805	240	(50)	446	1,441
Interest income, net	(252)	(235)	(214)	(192)	(893)
Depreciation expense	1,623	1,581	1,496	1,211	5,911
Restructuring expense	204	2,631	2,031	1,655	6,521
Restructuring related charge	—	116	769	624	1,509
Amortization expense	99	99	101	101	400
Stock based compensation	168	176	188	158	690
Adjusted EBITDA	$(2,218)	$(2,653)	$(1,323)	$(123)	$(6,317)

% Net Sales	(4.5)%	(4.7)%	(2.4)%	(0.2)%	(3.0)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	April 30,	July 30,	October 29,	January 28,	January 28,
	2023	2023	2023	2024	2024
Net loss	$(4,681)	$(3,342)	$(2,424)	$(3,188)	$(13,635)
Income tax expense	798	701	516	1,027	3,042
Interest income, net	(239)	(345)	(282)	(284)	(1,150)
Depreciation expense	1,619	1,634	1,617	1,646	6,516
Restructuring expense (credit)	70	338	144	(50)	502
Restructuring related charge (credit)	—	179	(78)	(61)	40
Amortization expense	115	96	97	98	406
Stock based compensation	258	322	163	262	1,005
Adjusted EBITDA	$(2,060)	$(417)	$(247)	$(550)	$(3,274)

% Net Sales	(3.4)%	(0.7)%	(0.4)%	(0.9)%	(1.4)%

% Over (Under)	7.7%	536.2%	435.6%	(77.6)%	92.9%

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JANUARY 26, 2025

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	January 26, 2025 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(7,948)	$58,172	(13.7)%
Upholstery Fabrics	3,981	7,853	50.7%
Unallocated Corporate	(8,389)	4,453	N.M.
Consolidated	$(12,356)	$70,478	(17.5)%

Average Capital Employed	As of the Three Months Ended January 26, 2025				As of the Three Months Ended October 27, 2024				As of the Three Months Ended July 28, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$70,877	33,697	22,981	127,555	$69,261	31,385	28,341	128,987	$66,713	31,763	30,663	129,139
Total liabilities	(20,337)	(21,081)	(26,487)	(67,905)	(14,948)	(24,783)	(25,633)	(65,364)	(10,303)	(24,857)	(24,855)	(60,015)
Subtotal	$50,540	$12,616	(3,506)	$59,650	$54,313	$6,602	2,708	$63,623	$56,410	$6,906	5,808	$69,124
Cash and cash equivalents	—	—	(5,279)	(5,279)	—	—	(10,531)	(10,531)	—	—	(13,472)	(13,472)
Short-term investments - Rabbi Trust	—	—	(1,753)	(1,753)	—	—	(919)	(919)	—	—	(954)	(954)
Current income taxes receivable	—	—	(1,137)	(1,137)	—	—	(979)	(979)	—	—	(532)	(532)
Long-term investments - Rabbi Trust	—	—	(6,250)	(6,250)	—	—	(7,105)	(7,105)	—	—	(7,089)	(7,089)
Deferred income taxes - non-current	—	—	(490)	(490)	—	—	(559)	(559)	—	—	(528)	(528)
Lines of credit	—	—	5,384	5,384	—	—	4,074	4,074	—	—	4,017	4,017
Deferred compensation - current	—	—	1,753	1,753	—	—	919	919	—	—	954	954
Accrued restructuring			723	723			863	863			633	633
Income taxes payable - current	—	—	828	828	—	—	1,165	1,165	—	—	759	759
Income taxes payable - long-term	—	—	1,400	1,400	—	—	1,378	1,378	—	—	2,180	2,180
Deferred income taxes - non-current	—	—	6,582	6,582	—	—	6,624	6,624	—	—	6,449	6,449
Deferred compensation non-current	—	—	6,151	6,151	—	—	6,975	6,975	—	—	6,946	6,946
Total Capital Employed	$50,540	$12,616	$4,406	$67,562	$54,313	$6,602	$4,613	$65,528	$56,410	$6,906	$5,171	$68,487

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JANUARY 26, 2025

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended April 28, 2024				As of the Three Months Ended January 28, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$72,060	32,629	27,365	132,054	$75,572	38,085	28,341	141,998
Total liabilities	(9,803)	(25,370)	(20,752)	(55,925)	(8,234)	(32,201)	(20,767)	(61,202)
Subtotal	$62,257	$7,259	6,613	$76,129	$67,338	$5,884	$7,574	$80,796
Cash and cash equivalents	—	—	(10,012)	(10,012)	—	—	(12,585)	(12,585)
Short-term investments - Rabbi Trust	—	—	(903)	(903)	—	—	(937)	(937)
Current income taxes receivable	—	—	(350)	(350)	—	—	(476)	(476)
Long-term investments - Rabbi Trust	—	—	(7,102)	(7,102)	—	—	(7,083)	(7,083)
Deferred income taxes - non-current	—	—	(518)	(518)	—	—	(531)	(531)
Deferred compensation - current	—	—	903	903	—	—	937	937
Income taxes payable - current	—	—	972	972	—	—	1,070	1,070
Income taxes payable - long-term	—	—	2,088	2,088	—	—	2,072	2,072
Deferred income taxes - non-current	—	—	6,379	6,379	—	—	6,177	6,177
Deferred compensation non-current	—	—	6,929	6,929	—	—	6,856	6,856
Total Capital Employed	$62,257	$7,259	$4,999	$74,515	$67,338	$5,884	$3,074	$76,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$58,172	$7,853	$4,453	$70,478

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed is calculated independently for each segment and on a consolidated basis using the five quarterly periods ending January 26, 2025, October 27, 2024, July 28, 2024, April 28, 2024, and January 28, 2024.

(3) Return on average capital employed represents the twelve months adjusted operating (loss) income as of January 26, 2025, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – rabbi trust, income taxes receivable and payable, accrued restructuring, lines of credit, non-current deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	January 28, 2024 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(6,446)	$63,914	(10.1)%
Upholstery Fabrics	6,422	10,901	58.9%
Unallocated Corporate	(10,522)	3,547	N.M.
Consolidated	$(10,546)	$78,361	(13.5)%

Average Capital Employed	As of the Three months ended January 28, 2024				As of the Three months ended October 29, 2023				As of the Three Months Ended July 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,572	38,085	28,341	141,998	$75,924	35,082	31,154	142,160	$72,286	37,592	33,024	142,902
Total liabilities	(8,234)	(32,201)	(20,767)	(61,202)	(14,739)	(23,758)	(20,035)	(58,532)	(11,230)	(25,235)	(20,320)	(56,785)
Subtotal	$67,338	$5,884	$7,574	$80,796	$61,185	$11,324	$11,119	$83,628	$61,056	$12,357	$12,704	$86,117
Cash and cash equivalents	—	—	(12,585)	(12,585)	—	—	(15,214)	(15,214)	—	—	(16,812)	(16,812)
Short-term investments - Rabbi Trust	—	—	(937)	(937)	—	—	(937)	(937)	—	—	(791)	(791)
Current income taxes receivable	—	—	(476)	(476)	—	—	(340)	(340)	—	—	(202)	(202)
Long-term investments - Rabbi Trust	—	—	(7,083)	(7,083)	—	—	(6,995)	(6,995)	—	—	(7,204)	(7,204)
Deferred income taxes - non-current	—	—	(531)	(531)	—	—	(472)	(472)	—	—	(476)	(476)
Deferred compensation - current	—	—	937	937	—	—	937	937	—	—	791	791
Accrued restructuring	—	—	—	—	—	—	—	—	—	—	10	10
Income taxes payable - current	—	—	1,070	1,070	—	—	998	998	—	—	526	526
Income taxes payable - long-term	—	—	2,072	2,072	—	—	2,055	2,055	—	—	2,710	2,710
Deferred income taxes - non-current	—	—	6,177	6,177	—	—	5,663	5,663	—	—	5,864	5,864
Deferred compensation - long-term	—	—	6,856	6,856	—	—	6,748	6,748	—	—	6,966	6,966
Total Capital Employed	$67,338	$5,884	$3,074	$76,296	$61,185	$11,324	$3,562	$76,071	$61,056	$12,357	$4,086	$77,499

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CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended April 30, 2023				As of the Three Months Ended January 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,494	39,127	37,562	152,183	$75,393	39,817	35,388	150,598
Total liabilities	(11,387)	(29,638)	(22,078)	(63,103)	(9,511)	(24,367)	(23,216)	(57,094)
Subtotal	$64,107	$9,489	$15,484	$89,080	$65,882	$15,450	$12,172	$93,504
Cash and cash equivalents	—	—	(20,964)	(20,964)	—	—	(16,725)	(16,725)
Short-term investments - Rabbi Trust	—	—	(1,404)	(1,404)	—	—	(2,420)	(2,420)
Current income taxes receivable	—	—	—	—	—	—	(238)	(238)
Long-term investments - Rabbi Trust	—	—	(7,067)	(7,067)	—	—	(7,725)	(7,725)
Deferred income taxes - non-current	—	—	(480)	(480)	—	—	(463)	(463)
Deferred compensation - current	—	—	1,404	1,404	—	—	2,420	2,420
Income taxes payable - current	—	—	753	753	—	—	467	467
Income taxes payable - long-term	—	—	2,675	2,675	—	—	2,648	2,648
Deferred income taxes - non-current	—	—	5,954	5,954	—	—	6,089	6,089
Deferred compensation - long-term	—	—	6,842	6,842	—	—	7,590	7,590
Total Capital Employed	$64,107	$9,489	$3,197	$76,793	$65,882	$15,450	$3,815	$85,147

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$63,914	$10,901	$3,547	$78,361

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed is calculated independently for each segment and on a consolidated basis using the five quarterly periods ending January 28, 2024, October 29, 2023, July 30, 2023, April 30, 2023, and January 29, 2023.

(3) Return on average capital employed represents the last twelve months adjusted operating (loss) income as of January 28, 2024, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – rabbi trust, income taxes receivable and payable, accrued restructuring,noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

CULP Announces Results for Third Quarter Fiscal 2025

March 5, 2025

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING (LOSS) INCOME

FOR THE TWELVE MONTHS ENDED JANUARY 26, 2025, AND JANUARY 28, 2024

Unaudited

(Amounts in Thousands)

	Quarter Ended
					Trailing 12
					Months
	04/28/2024	07/28/2024	10/27/2024	01/26/2025	01/26/2025
Mattress Fabrics	$(2,929)	$(3,549)	$(1,037)	$(433)	$(7,948)
Upholstery Fabrics	975	1,712	615	679	3,981
Unallocated Corporate	(2,090)	(2,267)	(2,178)	(1,854)	(8,389)
Adjusted operating loss	$(4,044)	$(4,104)	$(2,600)	$(1,608)	$(12,356)

	Quarter Ended
					Trailing 12
					Months
	4/30/2023	7/30/2023	10/29/2023	1/28/2024	1/28/2024
Mattress Fabrics	$(2,530)	$(1,398)	$(936)	$(1,582)	$(6,446)
Upholstery Fabrics	1,611	1,328	1,391	2,092	6,422
Unallocated Corporate	(3,038)	(2,495)	(2,628)	(2,361)	(10,522)
Adjusted operating loss	$(3,957)	$(2,565)	$(2,173)	$(1,851)	$(10,546)

% Over (Under)	2.2%	60.0%	19.7%	(13.1)%	17.2%

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